Themes European Luxury ETF
Schedule of Investments
December 31, 2024 (Unaudited)

COMMON STOCKS - 96.5%	Shares	Value
Consumer Discretionary Products - 56.9%(a)
Aston Martin Lagonda Global Holdings PLC (b)(c)	14,052	$18,753
Beneteau SACA	2,426	22,164
Burberry Group PLC	2,952	36,217
Capri Holdings Ltd. (b)	798	16,806
Cie Financiere Richemont SA	180	27,351
Coats Group PLC	23,683	27,988
Ermenegildo Zegna NV	2,392	19,758
Ferrari NV	64	27,340
Hermes International SCA	12	28,863
Kering SA - ADR	778	19,162
LVMH Moet Hennessy Louis Vuitton SE	36	23,698
Prada SpA	4,018	31,118
Salvatore Ferragamo SpA	2,997	21,017
Swatch Group AG	134	24,362
Watches of Switzerland Group PLC (b)(c)	5,075	35,547
		380,144

Consumer Discretionary Services - 15.3%
Accor SA	641	31,234
InterContinental Hotels Group PLC	252	31,402
Playa Hotels & Resorts NV (b)	3,135	39,658
		102,294

Consumer Staple Products - 4.0%
Interparfums SA	643	27,175

Materials - 3.6%
Givaudan SA - ADR	278	24,208

Retail & Wholesale - Discretionary - 16.7%
Brunello Cucinelli SpA	284	31,007
Frasers Group PLC (b)	2,326	17,733
Hugo Boss AG	662	30,707
Pandora AS	175	32,014
		111,461
TOTAL COMMON STOCKS (Cost $671,933)		645,282

PREFERRED STOCKS - 3.3%	Shares	Value
Consumer Discretionary Products - 3.3%
Porsche Automobil Holding SE, 0.00%,	582	21,914
TOTAL PREFERRED STOCKS (Cost $28,425)		21,914

SHORT-TERM INVESTMENTS - 0.1%		Value
Money Market Funds - 0.1%	Shares
First American Treasury Obligations Fund - Class X, 4.40% (d)	929	929
TOTAL SHORT-TERM INVESTMENTS (Cost $929)		929

TOTAL INVESTMENTS - 99.9% (Cost $701,287)		668,125
Other Assets in Excess of Liabilities - 0.1%		371
TOTAL NET ASSETS - 100.0%		$668,496
two		–%
Percentages are stated as a percent of net assets.		–%

ADR - American Depositary Receipt
PLC - Public Limited Company

(a)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(b)	Non-income producing security.
(c)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of December 31, 2024, the value of these securities total $54,300 or 8.1% of the Fund’s net assets.

(d)	The rate shown represents the 7-day annualized effective yield as of December 31, 2024.

Summary of Fair Value Disclosure as of December 31, 2024 (Unaudited)

Themes European Luxury ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of December 31, 2024:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$645,282	$–	$–	$645,282
Preferred Stocks	21,914	–	–	21,914
Money Market Funds	929	–	–	929
Total Investments	$668,125	$–	$–	$668,125

Refer to the Schedule of Investments for further disaggregation of investment categories.